BY-LAWS
                                       OF
                            CALVERT WORLD VALUES FUND
                                   MAY 6, 1992


                                    ARTICLE 1

                 ARTICLES OF INCORPORATION AND PRINCIPAL OFFICE

     1.1 ARTICLES OF INCORPORATION. THESE BY-LAWS ARE SUBJECT TO THE ARTICLES OF INCORPORATION, AS FROM TIME TO TIME IN EFFECT, OF CALVERT WORLD
VALUES FUND (THE "FUND"), A CORPORATION ESTABLISHED UNDER THE GENERAL CORPORATION LAW OF THE STATE OF MARYLAND.

     1.2 PRINCIPAL OFFICE OF THE FUND. THE PRINCIPAL OFFICE OF THE FUND WILL BE 4550 MONTGOMERY AVENUE, BETHESDA, MARYLAND, 20814.

                                    ARTICLE 2

                              MEETINGS OF DIRECTORS

     2.1 REGULAR MEETINGS. REGULAR MEETINGS OF THE DIRECTORS MAY BE HELD WITHOUT CALL OR NOTICE AT SUCH PLACES AND AT SUCH TIMES AS THE DIRECTORS MAY FROM TIME TO TIME DETERMINE, PROVIDED THAT NOTICE OF THE FIRST REGULAR MEETING FOLLOWING ANY SUCH DETERMINATION WILL BE GIVEN TO ABSENT DIRECTORS.

     2.2 SPECIAL MEETINGS. SPECIAL MEETINGS OF THE DIRECTORS MAY BE HELD AT ANY TIME AND AT ANY PLACE DESIGNATED IN THE CALL OF THE MEETING WHEN CALLED BY THE CHAIRMAN OF THE DIRECTORS, THE PRESIDENT OR THE CONTROLLER OR BY TWO OR MORE DIRECTORS, SUFFICIENT NOTICE THEREOF BEING GIVEN TO EACH DIRECTOR BY THE SECRETARY OR AN ASSISTANT SECRETARY OR BY THE OFFICER OF THE DIRECTORS CALLING THE MEETING.

     2.3 NOTICE. IT WILL BE SUFFICIENT NOTICE TO A DIRECTOR OF A SPECIAL MEETING TO SEND NOTICE BY MAIL AT LEAST FORTY-EIGHT HOURS OR BY TELEGRAM OR FACSIMILE AT LEAST TWENTY-FOUR HOURS BEFORE THE MEETING ADDRESSED TO THE DIRECTOR AT HIS OR HER USUAL OR LAST KNOWN BUSINESS OR RESIDENCE ADDRESS OR TO GIVE NOTICE TO HIM OR HER IN PERSON OR BY TELEPHONE AT LEAST TWENTY-FOUR HOURS BEFORE THE MEETING. NOTICE OF A MEETING NEED NOT BE GIVEN TO ANY DIRECTOR IF A WRITTEN WAIVER OF NOTICE, EXECUTED BY HIM OR HER BEFORE OR AFTER THE MEETING, IS FILED WITH THE RECORDS OF THE MEETING, OR TO ANY DIRECTOR WHO ATTENDS THE
MEETING WITHOUT PROTESTING PRIOR THERETO OR AT ITS COMMENCEMENT THE LACK OF NOTICE TO HIM OR HER. NEITHER NOTICE OF A MEETING NOR A WAIVER OF A NOTICE NEED SPECIFY THE PURPOSES OF THE MEETING.

     2.4 QUORUM. AT ANY MEETING OF THE DIRECTORS A MAJORITY OF THE DIRECTORS THEN IN OFFICE WILL CONSTITUTE A QUORUM. ANY MEETING MAY BE ADJOURNED FROM TIME TO TIME BY A MAJORITY OF THE VOTES CAST UPON THE QUESTION, WHETHER OR NOT A QUORUM IS PRESENT, AND THE MEETING MAY BE HELD AS ADJOURNED WITHOUT FURTHER NOTICE.

     2.5     PARTICIPATION  BY  TELEPHONE.  ONE  OR  MORE  OF  THE DIRECTORS MAY
PARTICIPATE IN A MEETING BY MEANS OF A CONFERENCE TELEPHONE OR SIMILAR COMMUNICATIONS EQUIPMENT ALLOWING ALL PERSONS PARTICIPATING IN THE MEETING TO HEAR EACH OTHER AT THE SAME TIME. PARTICIPATION BY SUCH MEANS WILL CONSTITUTE PRESENCE IN PERSON AT A MEETING TO THE EXTENT PERMITTED BY THE INVESTMENT COMPANY ACT OF 1940.

     2.6 SPECIAL ACTION. WHEN ALL THE DIRECTORS WILL BE PRESENT AT ANY MEETING, HOWEVER CALLED, OR FOR WHATEVER PURPOSE HELD, OR WILL ASSENT TO THE HOLDING OF THE MEETING WITHOUT NOTICE, OR AFTER THE MEETING WILL SIGN A WRITTEN ASSENT THERETO ON THE RECORD OF SUCH MEETING, THE ACTS OF SUCH MEETING WILL BE VALID AS IF THE MEETING HAD BEEN REGULARLY HELD.

     2.7 ACTION BY CONSENT. ANY ACTION BY THE DIRECTORS MAY BE TAKEN WITHOUT A MEETING IF A WRITTEN CONSENT THERETO IS SIGNED BY ALL THE DIRECTORS AND FILED WITH THE RECORDS OF THE DIRECTORS' MEETING, OR BY TELEPHONE CONSENT PROVIDED A QUORUM OF DIRECTORS PARTICIPATE IN ANY SUCH TELEPHONE MEETING. SUCH CONSENT WILL BE TREATED AS A VOTE OF THE DIRECTORS FOR ALL PURPOSES.

                                    ARTICLE 3

                                    OFFICERS

     3.1 ENUMERATION; QUALIFICATION. THE OFFICERS OF THE FUND WILL BE A CHAIRMAN OF THE DIRECTORS, A PRESIDENT, A CONTROLLER, A SECRETARY AND SUCH OTHER OFFICERS, INCLUDING VICE PRESIDENTS AND ASSISTANT SECRETARIES, IF ANY, AS THE DIRECTORS FROM TIME TO TIME MAY IN THEIR DISCRETION ELECT. THE FUND MAY ALSO HAVE SUCH AGENTS AS THE DIRECTORS FROM TIME TO TIME IN THEIR DISCRETION MAY APPOINT. THE CHAIRMAN OF THE DIRECTORS WILL BE A DIRECTOR AND MAY BUT NEED NOT BE A SHAREHOLDER; AND ANY OTHER OFFICER MAY BE BUT NONE NEED BE A DIRECTOR OR SHAREHOLDER. ANY TWO OR MORE OFFICES MAY BE HELD BY THE SAME PERSON.

     3.2 ELECTION. THE CHAIRMAN OF THE DIRECTORS, THE PRESIDENT, THE CONTROLLER AND THE SECRETARY WILL BE ELECTED ANNUALLY BY THE DIRECTORS. OTHER OFFICERS, IF ANY, MAY BE ELECTED OR APPOINTED BY THE DIRECTORS AT ANY TIME.
VACANCIES  IN  ANY  OFFICE  MAY  BE  FILLED  AT  ANY  TIME.

     3.3 TENURE. THE CHAIRMAN OF THE DIRECTORS, THE PRESIDENT, THE CONTROLLER AND THE SECRETARY WILL HOLD OFFICE UNTIL THEIR RESPECTIVE SUCCESSORS ARE CHOSEN AND QUALIFIED, OR IN EACH CASE UNTIL HE OR SHE SOONER DIES, RESIGNS, IS REMOVED OR BECOMES DISQUALIFIED. EACH OTHER OFFICER WILL HOLD OFFICE AND EACH AGENT WILL RETAIN AUTHORITY AT THE PLEASURE OF THE DIRECTORS.

     3.4     POWERS.  SUBJECT  TO  THE  OTHER  PROVISIONS OF THESE BY-LAWS, EACH
OFFICER WILL HAVE, IN ADDITION TO THE DUTIES AND POWERS HEREIN AND IN THE ARTICLES OF INCORPORATION SET FORTH, SUCH DUTIES AND POWERS AS ARE COMMONLY INCIDENT TO THE OFFICE OCCUPIED BY HIM OR HER UNDER THE GENERAL CORPORATION LAW OF THE STATE OF MARYLAND, AND SUCH OTHER DUTIES AND POWERS AS THE DIRECTORS MAY FROM TIME TO TIME DESIGNATE.

     3.5 CHAIRMAN; PRESIDENT. UNLESS THE DIRECTORS OTHERWISE PROVIDE, THE CHAIRMAN OF THE DIRECTORS, OR, IF THERE IS NONE, OR IN THE ABSENCE OF THE CHAIRMAN, THE PRESIDENT WILL PRESIDE AT ALL MEETINGS OF THE SHAREHOLDERS AND OF THE DIRECTORS. THE PRESIDENT WILL BE THE CHIEF EXECUTIVE OFFICER OF THE FUND AND, SUBJECT TO THE DIRECTORS, WILL HAVE GENERAL SUPERVISION OVER THE BUSINESS AND POLICIES OF THE FUND.

     3.6 CONTROLLER. THE CONTROLLER WILL BE THE CHIEF FINANCIAL AND ACCOUNTING OFFICER OF THE FUND, AND WILL, SUBJECT TO THE PROVISIONS OF THE ARTICLES OF INCORPORATION AND TO ANY ARRANGEMENT MADE BY THE DIRECTORS WITH A CUSTODIAN, INVESTMENT ADVISOR OR MANAGER, OR TRANSFER, SHAREHOLDER SERVICING OR SIMILAR AGENT, BE IN CHARGE OF THE VALUABLE PAPERS, BOOKS OF ACCOUNT AND
ACCOUNTING RECORDS OF THE FUND, AND WILL HAVE SUCH OTHER DUTIES AND POWERS AS MAY BE DESIGNATED FROM TIME TO TIME BY THE DIRECTORS OR BY THE PRESIDENT.

     3.7 SECRETARY. THE SECRETARY WILL RECORD ALL PROCEEDINGS OF THE SHAREHOLDERS AND THE DIRECTORS IN BOOKS TO BE KEPT FOR THAT PURPOSE; THE BOOKS OR COPIES OF THE BOOKS WILL BE KEPT AT THE PRINCIPAL OFFICE OF THE FUND. IN THE ABSENCE OF THE SECRETARY FROM ANY MEETING OF THE SHAREHOLDERS OR DIRECTORS, AN ASSISTANT SECRETARY, OR IF THERE IS NONE OR IF HE OR SHE IS ABSENT, A TEMPORARY SECRETARY CHOSEN AT SUCH MEETING WILL RECORD THE PROCEEDINGS THEREOF IN THE AFORESAID BOOKS.

     3.8 RESIGNATIONS AND REMOVALS. ANY DIRECTOR OR OFFICER MAY RESIGN AT ANY TIME BY WRITTEN INSTRUMENT SIGNED BY HIM OR HER AND DELIVERED TO THE CHAIRMAN, THE PRESIDENT OR THE SECRETARY OR TO A MEETING OF THE DIRECTORS. THE RESIGNATION WILL BE EFFECTIVE UPON RECEIPT UNLESS SPECIFIED TO BE EFFECTIVE AT SOME OTHER TIME. THE DIRECTORS MAY REMOVE ANY OFFICER ELECTED BY THEM WITH OR WITHOUT CAUSE. EXCEPT TO THE EXTENT EXPRESSLY PROVIDED IN A WRITTEN AGREEMENT WITH THE FUND, NO DIRECTOR OR OFFICER RESIGNING AND NO OFFICER REMOVED WILL HAVE ANY RIGHT TO ANY COMPENSATION FOR ANY PERIOD FOLLOWING HIS OR HER RESIGNATION OR REMOVAL.

                                    ARTICLE 4

                                   COMMITTEES

     4.1 GENERAL. THE DIRECTORS, BY VOTE OF A MAJORITY OF THE DIRECTORS THEN IN OFFICE, MAY ELECT FROM THEIR NUMBER AN EXECUTIVE COMMITTEE OR OTHER COMMITTEES AND MAY DELEGATE THERETO SOME OR ALL OF THEIR POWERS EXCEPT THOSE WHICH BY LAW, BY THE ARTICLES OF INCORPORATION, OR BY THESE BY-LAWS MAY NOT BE DELEGATED. EXCEPT AS THE DIRECTORS MAY OTHERWISE DETERMINE, ANY SUCH COMMITTEE MAY MAKE RULES FOR THE CONDUCT OF ITS BUSINESS, BUT UNLESS OTHERWISE PROVIDED BY THE DIRECTORS OR IN SUCH RULES, ITS BUSINESS WILL BE CONDUCTED SO FAR AS POSSIBLE IN THE SAME MANNER AS IS PROVIDED BY THESE BY-LAWS FOR THE DIRECTORS THEMSELVES. ALL MEMBERS OF SUCH COMMITTEES WILL HOLD THEIR OFFICES AT THE DISCRETION OF THE DIRECTORS. THE DIRECTORS MAY ABOLISH ANY COMMITTEE AT ANY TIME. ANY COMMITTEE TO WHICH THE DIRECTORS DELEGATE ANY OF THEIR POWERS OR DUTIES WILL KEEP RECORDS OF ITS MEETINGS AND WILL REPORT ITS ACTION TO THE DIRECTORS. THE DIRECTORS WILL HAVE POWER TO RESCIND ANY ACTION OF ANY COMMITTEE, BUT NO SUCH RESCISSION WILL HAVE RETROACTIVE EFFECT.

                                    ARTICLE 5

                                     REPORTS

     5.1 GENERAL. THE DIRECTORS AND OFFICERS WILL RENDER REPORTS AT THE TIME AND IN THE MANNER REQUIRED BY THE ARTICLES OF INCORPORATION OR ANY APPLICABLE LAW. OFFICERS AND COMMITTEES WILL RENDER SUCH ADDITIONAL REPORTS AS THEY MAY
DEEM  DESIRABLE  OR  AS  MAY  FROM  TIME  TO  TIME BE REQUIRED BY THE DIRECTORS.

                                    ARTICLE 6

                                      SEAL

     6.1 GENERAL. THE SEAL OF THE FUND WILL CONSIST OF A FLAT-FACED DIE WITH THE WORD "MARYLAND," TOGETHER WITH THE NAME OF THE FUND AND THE YEAR OF ITS ORGANIZATION CUT OR ENGRAVED THEREON, BUT, UNLESS OTHERWISE REQUIRED BY THE DIRECTORS, THE SEAL WILL NOT BE NECESSARY TO BE PLACED ON, AND ITS ABSENCE WILL NOT IMPAIR THE VALIDITY OF, ANY DOCUMENT, INSTRUMENT OR OTHER PAPER EXECUTED AND DELIVERED BY OR ON BEHALF OF THE FUND.

                                    ARTICLE 7

                               EXECUTION OF PAPERS

     7.1 GENERAL. EXCEPT AS THE DIRECTORS MAY GENERALLY OR IN PARTICULAR CASES AUTHORIZE THE EXECUTION THEREOF IN SOME OTHER MANNER, ALL DEEDS, LEASES, CONTRACTS, NOTES AND OTHER OBLIGATIONS MADE BY THE DIRECTORS WILL BE SIGNED BY THE PRESIDENT, ANY VICE PRESIDENT OR ASSISTANT VICE PRESIDENT, OR BY THE CONTROLLER, SECRETARY OR ASSISTANT SECRETARY AND NEED NOT BEAR THE SEAL OF THE FUND.


                                    ARTICLE 8

                         ISSUANCE OF SHARE CERTIFICATES

     8.1 SHARE CERTIFICATES. IN LIEU OF ISSUING CERTIFICATES FOR SHARES, THE DIRECTORS OR THE TRANSFER AGENT MAY EITHER ISSUE RECEIPTS THEREFOR OR MAY KEEP ACCOUNTS UPON THE BOOKS OF THE FUND FOR THE RECORD HOLDERS OF SUCH SHARES, WHO WILL IN EITHER CASE BE DEEMED, FOR ALL PURPOSES HEREUNDER, TO BE THE HOLDERS OF CERTIFICATES FOR SUCH SHARES AS IF THEY HAD ACCEPTED SUCH CERTIFICATES AND WILL BE HELD TO HAVE EXPRESSLY ASSENTED AND AGREED TO THE TERMS HEREOF.

     THE DIRECTORS MAY AT ANY TIME AUTHORIZE THE ISSUANCE OF SHARE CERTIFICATES. IN THAT EVENT, EACH SHAREHOLDER OF ANY SERIES WILL BE ENTITLED TO A CERTIFICATE STATING THE NUMBER OF SHARES OF ANY SERIES OWNED BY HIM OR HER, IN SUCH FORM AS WILL BE PRESCRIBED FROM TIME TO TIME BY THE DIRECTORS. SUCH CERTIFICATES WILL BE SIGNED BY THE PRESIDENT OR A VICE PRESIDENT AND BY THE CONTROLLER OR ASSISTANT CONTROLLER OF THE FUND. SUCH SIGNATURES MAY BE FACSIMILES IF THE CERTIFICATE IS SIGNED BY A TRANSFER AGENT, OR BY A REGISTRAR, OTHER THAN A DIRECTOR, OFFICER OR EMPLOYEE OF THE FUND. IN CASE ANY OFFICER WHO HAS SIGNED OR WHOSE FACSIMILE SIGNATURE HAS BEEN PLACED ON SUCH CERTIFICATE WILL CEASE TO BE SUCH OFFICER BEFORE SUCH CERTIFICATE IS ISSUED, IT MAY BE ISSUED BY THE FUND WITH THE SAME EFFECT AS IF HE WERE SUCH OFFICER AT THE TIME OF ITS ISSUE.

     8.2 LOSS OF CERTIFICATES. IN CASE OF THE ALLEGED LOSS OR DESTRUCTION OR THE MUTILATION OF A SHARE CERTIFICATE, A DUPLICATE CERTIFICATE MAY BE ISSUED IN PLACE THEREOF, UPON SUCH TERMS AS THE DIRECTORS WILL PRESCRIBE.

     8.3 ISSUANCE OF NEW CERTIFICATE TO PLEDGEE. A PLEDGEE OF SHARES TRANSFERRED AS COLLATERAL SECURITY WILL BE ENTITLED TO A NEW CERTIFICATE IF THE INSTRUMENT OF TRANSFER SUBSTANTIALLY DESCRIBES THE DEBT OR DUTY THAT IS INTENDED TO BE SECURED THEREBY. SUCH NEW CERTIFICATE WILL EXPRESS ON ITS FACE THAT IT IS HELD AS COLLATERAL SECURITY, AND THE NAME OF THE PLEDGOR WILL BE STATED THEREON, WHO ALONE WILL BE LIABLE AS A SHAREHOLDER, AND ENTITLED TO VOTE THEREON.

     8.4 DISCONTINUANCE OF ISSUANCE OF CERTIFICATES. THE DIRECTORS MAY AT ANY TIME DISCONTINUE THE ISSUANCE OF SHARE CERTIFICATES AND MAY, BY WRITTEN NOTICE TO EACH SHAREHOLDER, REQUIRE THE SURRENDER OF SHARE CERTIFICATES TO THE FUND FOR CANCELLATION. SUCH SURRENDER AND CANCELLATION WILL NOT AFFECT THE
OWNERSHIP  OF  SHARES  IN  THE  FUND.

                                    ARTICLE 9

                         CUSTODY OF SECURITIES AND CASH

     9.1 EMPLOYMENT OF A CUSTODIAN. THE FUND WILL PLACE AND AT ALL TIMES MAINTAIN IN THE CUSTODY OF A CUSTODIAN (INCLUDING ANY SUBCUSTODIAN FOR THE CUSTODIAN) ALL FUNDS, SECURITIES, AND SIMILAR INVESTMENTS OWNED BY THE FUND FOR THE BENEFIT OF ANY OF ITS SERIES. THE CUSTODIAN WILL BE A BANK HAVING AN AGGREGATE CAPITAL, SURPLUS, AND UNDIVIDED PROFITS OF NOT LESS THAN $10,000,000. SUBJECT TO SUCH RULES, REGULATIONS, AND ORDERS AS THE SECURITIES AND EXCHANGE COMMISSION MAY ADOPT AS NECESSARY OR APPROPRIATE FOR THE PROTECTION OF
INVESTORS, THE FUND'S CUSTODIAN MAY DEPOSIT ALL OR A PART OF THE SECURITIES OWNED BY THE FUND FOR THE BENEFIT OF ANY OF ITS SERIES IN A SUBCUSTODIAN OR SUBCUSTODIANS SITUATED WITHIN OR WITHOUT THE UNITED STATES. THE CUSTODIAN WILL BE APPOINTED AND ITS REMUNERATION FIXED BY THE BOARD OF DIRECTORS. [INVESTMENT COMPANY ACT, SECTION 17(F)]

     9.2 CENTRAL CERTIFICATE SERVICE. SUBJECT TO SUCH RULES, REGULATIONS, AND ORDERS AS THE SECURITIES AND EXCHANGE COMMISSION MAY ADOPT AS NECESSARY OR APPROPRIATE FOR THE PROTECTION OF INVESTORS, THE FUND'S CUSTODIAN MAY DEPOSIT ALL OR ANY PART OF THE SECURITIES OWNED BY THE FUND FOR THE BENEFIT OF ANY OF ITS SERIES IN A SYSTEM FOR THE CENTRAL HANDLING OF SECURITIES ESTABLISHED BY A NATIONAL SECURITIES EXCHANGE OR NATIONAL SECURITIES ASSOCIATION REGISTERED WITH THE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934, OR SUCH OTHER PERSON AS MAY BE PERMITTED BY THE COMMISSION, PURSUANT TO WHICH SYSTEM ALL SECURITIES OF ANY PARTICULAR CLASS OR SERIES OF ANY ISSUER DEPOSITED WITHIN THE SYSTEM ARE TREATED AS FUNGIBLE AND MAY BE TRANSFERRED OR PLEDGED BY BOOKKEEPING ENTRY WITHOUT PHYSICAL DELIVERY OF SUCH SECURITIES. [INVESTMENT COMPANY ACT, SECTION 17(F) ]

     9.3 CASH ASSETS. THE CASH PROCEEDS FROM THE SALE OF SECURITIES AND SIMILAR INVESTMENTS AND OTHER CASH ASSETS OF THE FUND FOR THE BENEFIT OF ANY OF ITS SERIES WILL BE KEPT IN THE CUSTODY OF A BANK OR BANKS APPOINTED PURSUANT TO
SECTION 9.1 HEREOF, OR IN ACCORDANCE WITH SUCH RULES AND REGULATIONS OR ORDERS AS THE SECURITIES AND EXCHANGE COMMISSION MAY FROM TIME TO TIME PRESCRIBE FOR THE PROTECTION OF INVESTORS, EXCEPT THAT THE FUND MAY MAINTAIN A CHECKING ACCOUNT OR ACCOUNTS IN A BANK OR BANKS, EACH HAVING AN AGGREGATE CAPITAL, SURPLUS, AND UNDIVIDED PROFITS OF NOT LESS THAN $10,000,000, PROVIDED THAT THE BALANCE OF SUCH ACCOUNT OR THE AGGREGATE BALANCES OF SUCH ACCOUNTS WILL AT NO TIME EXCEED THE AMOUNT OF THE FIDELITY BOND, MAINTAINED PURSUANT TO THE REQUIREMENTS OF THE INVESTMENT COMPANY ACT AND RULES AND REGULATIONS THEREUNDER, COVERING THE OFFICERS OR EMPLOYEES AUTHORIZED TO DRAW ON SUCH ACCOUNT OR ACCOUNTS. [INVESTMENT COMPANY ACT, SECTION 17(F) ]

     9.4 FREE CASH ACCOUNTS. THE FUND MAY, UPON RESOLUTION OF ITS BOARD OF DIRECTORS, MAINTAIN A PETTY CASH ACCOUNT FREE OF THE FOREGOING REQUIREMENTS OF THIS ARTICLE 9 IN AN AMOUNT NOT TO EXCEED $500, PROVIDED THAT SUCH ACCOUNT IS OPERATED UNDER THE IMPREST SYSTEM AND IS MAINTAINED SUBJECT TO ADEQUATE CONTROLS APPROVED BY THE BOARD OF DIRECTORS OVER DISBURSEMENTS AND REIMBURSEMENTS INCLUDING, BUT NOT LIMITED TO, FIDELITY BOND COVERAGE FOR PERSONS HAVING ACCESS TO SUCH FUNDS. [INVESTMENT COMPANY ACT, RULE 17F-3 ]

     9.5 ACTION UPON TERMINATION OF CUSTODIAN AGREEMENT. UPON RESIGNATION OF A CUSTODIAN OF THE FUND OR INABILITY OF A CUSTODIAN TO CONTINUE TO SERVE, THE BOARD OF DIRECTORS WILL PROMPTLY APPOINT A SUCCESSOR CUSTODIAN, BUT IN THE EVENT THAT NO SUCCESSOR CUSTODIAN CAN BE FOUND WHO HAS THE REQUIRED QUALIFICATIONS AND IS WILLING TO SERVE, THE BOARD OF DIRECTORS WILL CALL AS PROMPTLY AS POSSIBLE A SPECIAL MEETING OF THE SHAREHOLDERS TO DETERMINE WHETHER THE FUND WILL FUNCTION WITHOUT A CUSTODIAN OR WILL BE LIQUIDATED. IF SO DIRECTED BY VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF STOCK OF THE FUND, THE CUSTODIAN WILL DELIVER AND PAY OVER ALL PROPERTY OF THE FUND HELD BY IT AS SPECIFIED IN SUCH VOTE.

                                   ARTICLE 10

                      DEALINGS WITH DIRECTORS AND OFFICERS

     ANY DIRECTOR, OFFICER OR OTHER AGENT OF THE FUND MAY ACQUIRE, OWN AND DISPOSE OF SHARES OF THE FUND TO THE SAME EXTENT AS IF HE WERE NOT A DIRECTOR,
OFFICER  OR  AGENT;  AND  THE  DIRECTORS  MAY  ACCEPT SUBSCRIPTIONS TO SHARES OR
REPURCHASE  SHARES  FROM  ANY  FIRM OR COMPANY IN WHICH HE OR SHE IS INTERESTED.

                                   ARTICLE 11

                                  SHAREHOLDERS

     11.1 MEETINGS. A MEETING OF THE SHAREHOLDERS OF THE FUND FOR THE BENEFIT OF ANY OF ITS SERIES WILL BE HELD WHENEVER CALLED BY THE DIRECTORS AND WHENEVER ELECTION OF A DIRECTOR OR DIRECTORS BY SHAREHOLDERS IS REQUIRED BY THE PROVISIONS OF SECTION 16(A) OF THE INVESTMENT COMPANY ACT OF 1940 FOR THAT PURPOSE. THE DIRECTORS WILL PROMPTLY CALL AND GIVE NOTICE OF A MEETING OF SHAREHOLDERS FOR THE PURPOSE OF VOTING UPON REMOVAL OF ANY DIRECTOR OF THE FUND WHEN REQUESTED TO DO SO IN WRITING BY SHAREHOLDERS HOLDING NOT LESS THAN 10% OF THE SHARES THEN OUTSTANDING OF THE FUND PERTAINING TO ANY SERIES. MEETINGS OF SHAREHOLDERS FOR ANY OTHER PURPOSE WILL ALSO BE CALLED BY THE DIRECTORS WHEN REQUESTED IN WRITING BY SHAREHOLDERS HOLDING AT LEAST 10% OF THE SHARES THEN OUTSTANDING OF THE FUND PERTAINING TO ANY SERIES, OR IF THE DIRECTORS WILL FAIL TO CALL OR GIVE NOTICE OF ANY MEETING OF SHAREHOLDERS FOR A PERIOD OF 30 DAYS AFTER SUCH APPLICATION, THEN SHAREHOLDERS HOLDING AT LEAST 10% OF THE SHARES THEN OUTSTANDING OF THE FUND PERTAINING TO ANY SERIES MAY CALL AND GIVE NOTICE OF SUCH MEETING. NOTICES OF ANY MEETING OF THE SHAREHOLDERS WILL BE GIVEN BY DELIVERING OR MAILING, POSTAGE PREPAID, TO EACH SHAREHOLDER ENTITLED TO VOTE AT SAID MEETING, A WRITTEN OR PRINTED NOTIFICATION OF SUCH MEETING, AT LEAST 15 DAYS BEFORE THE MEETING, TO SUCH ADDRESS AS MAY BE REGISTERED WITH THE FUND BY THE SHAREHOLDER.

     11.2 RECORD DATES. FOR THE PURPOSE OF DETERMINING THE SHAREHOLDERS WHO ARE ENTITLED TO VOTE OR ACT AT ANY MEETING OR ANY ADJOURNMENT THEREOF, OR WHO
ARE ENTITLED TO RECEIVE PAYMENT OF ANY DIVIDEND OR OF ANY OTHER DISTRIBUTION, THE DIRECTORS MAY FROM TIME TO TIME FIX A TIME, WHICH WILL NOT BE MORE THAN 90 DAYS BEFORE THE DATE OF ANY MEETING OF SHAREHOLDERS OR THE DATE FOR THE PAYMENT OF ANY DIVIDEND OR OF ANY OTHER DISTRIBUTION, AS THE RECORD DATE FOR DETERMINING THE SHAREHOLDERS HAVING THE RIGHT TO NOTICE OF AND TO VOTE AT SUCH MEETING AND ANY ADJOURNMENT THEREOF OR THE RIGHT TO RECEIVE SUCH DIVIDEND OR DISTRIBUTION, AND IN SUCH CASE ONLY SHAREHOLDERS OF RECORD ON SUCH RECORD DATE WILL HAVE SUCH RIGHT, NOTWITHSTANDING ANY TRANSFER OF SHARES ON THE BOOKS OF THE FUND AFTER THE RECORD DATE; OR WITHOUT FIXING SUCH RECORD DATE THE DIRECTORS MAY FOR ANY SUCH PURPOSES CLOSE THE REGISTER OR TRANSFER BOOKS FOR ALL OR ANY PART OF SUCH PERIOD.

                                   ARTICLE 12

                            AMENDMENTS TO THE BY-LAWS

     12.1     GENERAL.  THESE BY-LAWS MAY BE AMENDED OR REPEALED, IN WHOLE OR IN
PART, BY A MAJORITY OF THE DIRECTORS THEN IN OFFICE AT ANY MEETING OF THE DIRECTORS, OR BY ONE OR MORE WRITINGS SIGNED BY SUCH A MAJORITY.

                                   ARTICLE 13

                                 INDEMNIFICATION

     13.1 THE FUND SHALL INDEMNIFY OR ADVANCE ANY EXPENSES TO DIRECTORS AND OFFICERS TO THE EXTENT PERMITTED OR REQUIRED BY THE MARYLAND GENERAL CORPORATION LAW, PROVIDED, HOWEVER, THAT THE FUND SHALL ONLY BE REQUIRED TO INDEMNIFY OR ADVANCE EXPENSES TO ANY PERSON OTHER THAN A DIRECTOR, TO THE EXTENT SPECIFICALLY APPROVED BY RESOLUTION ADOPTED BY THE BOARD OF DIRECTORS IN ACCORDANCE WITH APPLICABLE LAW.

     13.2 THE INDEMNIFICATION PROVIDED HEREUNDER SHALL CONTINUE AS TO A PERSON WHO HAS CEASED TO BE A DIRECTOR OR OFFICER, AND SHALL INURE TO THE
BENEFIT  OF  THE  HEIRS,  EXECUTORS  AND  ADMINISTRATORS  OF  SUCH  A  PERSON.

     13.3 NOTHING CONTAINED IN THE ARTICLES OF INCORPORATION OR THESE BY-LAWS SHALL BE CONSTRUED TO PROTECT ANY DIRECTOR OR OFFICER OF THE FUND AGAINST ANY LIABILITY TO THE FUND OR ITS SECURITY HOLDERS TO WHICH HE OR SHE WOULD OTHERWISE BE SUBJECT BY REASON OF WILLFUL MISFEASANCE, BAD FAITH, GROSS NEGLIGENCE OR RECKLESS DISREGARD OF DUTIES INVOLVED IN THE CONDUCT OF HIS OR HER OFFICE ("DISABLING CONDUCT"). THE MEANS FOR DETERMINING WHETHER INDEMNIFICATION SHALL BE MADE SHALL BE:

          (I) A FINAL DECISION ON THE MERITS BY A COURT OR OTHER BODY BEFORE WHOM THE PROCEEDING WAS BROUGHT THAT THE PERSON TO BE INDEMNIFIED ("INDEMNITEE") WAS NOT LIABLE BY REASON OF DISABLING CONDUCT, OR

          (II) IN THE ABSENCE OF SUCH A DECISION, A REASONABLE DETERMINATION, BASED UPON A REVIEW OF THE FACTS, THAT THE INDEMNITEE WAS NOT LIABLE BY REASON OF DISABLING CONDUCT, BY (A) THE VOTE OF A MAJORITY OF A QUORUM OF DIRECTORS WHO ARE NEITHER "INTERESTED PERSONS" OF THE FUND NOR PARTIES TO THE PROCEEDING ("DISINTERESTED NON-PARTY DIRECTORS"), OR (B) AN INDEPENDENT LEGAL COUNSEL IN A WRITTEN OPINION.

     13.4 NOTHING CONTAINED IN THE ARTICLE OF INCORPORATION OR THESE BY-LAWS SHALL BE CONSTRUED TO PERMIT THE ADVANCEMENT OF LEGAL EXPENSES FOR THE DEFENSE OF A PROCEEDING BROUGHT BY THE FUND OR ITS SECURITY HOLDERS AGAINST A DIRECTOR OR OFFICER OF THE FUND UNLESS AN UNDERTAKING IS FURNISHED BY OR ON BEHALF OF THE INDEMNITEE TO REPAY THE ADVANCE UNLESS IT IS ULTIMATELY DETERMINED THAT HE OR SHE IS ENTITLED TO INDEMNIFICATION, AND THE INDEMNITEE COMPLIES WITH AT LEAST
ONE  OF  THE  FOLLOWING  CONDITIONS:

          (I)     THE  INDEMNITEE  SHALL  PROVIDE  A  SECURITY  FOR  HIS  OR HER
UNDERTAKING,

          (II) THE FUND SHALL BE INSURED AGAINST LOSSES ARISING BY REASON OF ANY LAWFUL ADVANCES, OR

          (III)     A  MAJORITY  OF  A  QUORUM  OF  THE  DISINTERESTED NON-PARTY
DIRECTORS, OR AN INDEPENDENT LEGAL COUNSEL IN A WRITTEN OPINION, SHALL DETERMINE, BASED ON A REVIEW OF READILY AVAILABLE FACTS (AS OPPOSED TO A FULL
TRIAL-TYPE  INQUIRY),  THAT  THERE  IS  REASON  TO  BELIEVE  THAT THE INDEMNITEE
ULTIMATELY  WILL  BE  FOUND  ENTITLED  TO  INDEMNIFICATION.